EXHIBIT 10.4

AMENDMENT NO. 4
TO
CREDIT AGREEMENT

This Amendment No. 4, dated as of June 3, 2014 (this “Amendment”) is entered into among SPIRIT AEROSYSTEMS, INC., a Delaware corporation (the “Borrower”); SPIRIT AEROSYSTEMS HOLDINGS, INC., a Delaware corporation (the “Parent Guarantor”); each of the other Guarantors party hereto; Bank of America, N.A., as Administrative Agent, and the Lenders party hereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Parent Guarantor and the other Guarantors party thereto, the Lenders and Bank of America, N.A., as Administrative Agent are parties to that certain Credit Agreement dated as of April 18, 2012 (as amended, modified, extended, restated or otherwise supplemented from time to time, including without limitation pursuant to that certain Amendment No. 1 dated as of October 26, 2012, that certain Amendment No. 2 dated as of August 2, 2013 and that certain Amendment No. 3 dated as of March 18, 2014, the “Credit Agreement”);

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement, and the Lenders (by action of the Requisite Lenders and Requisite Revolving Lenders) have agreed to such amendments subject to the terms and conditions set forth herein;

Now, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

Section 1. Amendments

1.1    The following definition is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Amendment No. 4 Effective Date” means June 3, 2014.

1.2    Clause (xviii) of Section 8.01(a) of the Credit Agreement is amended by changing the “$100,000,000” referenced therein to “$150,000,000”.

1.3    The last sentence of Section 8.01(a) of the Credit Agreement is amended by deleting “(xviii)” referenced therein.

1.4    Section 8.07 of the Credit Agreement is amended by deleting the “and” at the end of clause (vi) thereof, replacing the “.” at the end of clause (vii) thereof with “; and” and adding a new clause (viii) to read as follows:

(viii)    from the Amendment No. 4 Effective Date through the end of the Suspension Period, so long as no Default or Event of Default then exists after giving effect thereto, the Borrower may pay cash dividends to the Parent Guarantor at the times and in the amounts necessary to enable the Parent Guarantor to repurchase, redeem or otherwise acquire its Equity Interests and/or to declare and pay cash dividends to the holders of its Equity Interests; provided that the aggregate amount of such repurchases, redemptions, acquisitions and dividends pursuant to this clause (viii)) shall not exceed $150,000,000.

Section 2. Conditions Precedent to the Effectiveness of this Amendment.
This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied or waived (the “Amendment No. 4 Effective Date”) by the Administrative Agent:

2.1    Executed Counterparts. The Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Guarantors, the Administrative Agent, the Requisite Lenders and the Requisite Revolving Lenders;

2.2    No Default or Event of Default. Immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing;

2.3    No Material Adverse Change. There shall not have occurred a material adverse change since December 31, 2013 in the business, financial condition, affairs or results of operation of the Parent Guarantor and its Subsidiaries, taken as a whole;

2.4    Litigation. There shall not exist any action, suit, investigation or proceeding pending or threatened in any court or before an arbitrator or Governmental Authority that could reasonably be expected to have a Material Adverse Effect;
2.5    Fees and Expenses. The Borrower shall have delivered, by wire transfer of immediately available funds, to the Administrative Agent, for the account of each Lender that consents to this Amendment on or before 12:00 noon Eastern time on Tuesday, June 3, 2014 (or such later time and/or date as the Borrower may agree in its sole discretion), an amendment fee in an amount equal to seven and one-half basis points (0.075%) of the sum of the Revolving Commitment of such Lender plus the aggregate outstanding principal amount of the Term B Loan of such Lender, which fee shall be earned and payable on the Amendment No. 4 Effective Date. Unless waived by the Administrative Agent, the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to or on the Amendment No. 4 Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).
Section 3. Representations and Warranties

On and as of the Amendment No. 4 Effective Date, after giving effect to this Amendment, the Loan Parties hereby represent and warrant to the Administrative Agent and each Lender as follows:

3.1    this Amendment has been duly authorized, executed and delivered by each Loan Party and, assuming the due execution and delivery of this Amendment by each of the other parties hereto, constitutes the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally;

3.2    each of the representations and warranties contained in Article VI of the Credit Agreement and in each other Loan Document is true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) with the same effect as if then made (unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date);

3.3    no Default or Event of Default has occurred and is continuing; and

3.4    after giving effect to this Amendment, neither the modification of the Credit Agreement affected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment (a) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or (b) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

Section 4. Fees and Expenses

The Borrower agrees to pay promptly (and in any event on the Amendment No. 4 Effective Date) after presentation of an invoice therefor all reasonable and documented out-of-pocket fees and expenses of the Joint Lead Arrangers (including the reasonable and documented fees and out-of-pocket expenses of Moore & Van Allen, PLLC) in connection with the preparation, negotiation, execution and delivery of this Amendment.

Section 5. Reference to the Effect on the Loan Documents

5.1    As of the Amendment No. 4 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof’ and words of like import), shall mean and be a reference to the Credit Agreement, as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 4 Effective Date;

5.2    Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed;

5.3    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower, Lead Arranger or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein; and

5.4    This Amendment is a Loan Document.

Section 6. Execution in Counterparts

This Amendment may be executed by the parties hereto in several counterparts (including by facsimile or other electronic imaging means (e.g., “.pdf” or “.tif”), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

Section 7. Governing Law

THIS AMENDMENT and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this AMENDMENT and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of NEW yORK.

Section 8. Headings

The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

Section 9. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 10. Severability

The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 11. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 12. Cross-References

References in this Amendment to any Section are, unless otherwise specified or otherwise required by the context, to such Section of this Amendment.

Section 13. Affirmations

13.1    Each Loan Party signatory hereto hereby (a) ratifies and affirms its obligations under the Loan Documents (including guarantees and security agreements) executed by the undersigned and (b) acknowledges, renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect, in each case, as modified by this Amendment.

13.2    Each Loan Party signatory hereto hereby reaffirms, as of the Amendment No. 4 Effective Date, (a) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated thereby, and (b) its guarantee of payment of the Obligations pursuant to the Guaranty and the Lien on the Collateral securing payment of the Obligations pursuant to the Security Documents.

13.3    Each Loan Party signatory hereto hereby certifies that, as of the date hereof (both before and after giving effect to the occurrence of the Amendment No. 4 Effective Date), the representations and warranties made by it contained in the Loan Documents to which it is a party are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) with the same effect as if then made (unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date).

13.4    Each Loan Party signatory hereto hereby acknowledges and agrees that the acceptance by the Administrative Agent and each Lender shall not be construed in any manner to establish any course of dealing on the Administrative Agent’s or Lender’s part, including the providing of any notice or the requesting of any acknowledgment not otherwise expressly provided for in any Loan Document with respect to any future amendment, waiver, supplement or other modification to any Loan Document or any arrangement contemplated by any Loan Document.

13.5    Each Loan Party signatory hereto hereby represents and warrants that, immediately after giving effect to this Amendment, each Loan Document, in each case as modified by this Amendment (where applicable), to which it is a party, assuming the due execution and delivery of such Loan Document as modified (where applicable) by each of the other parties thereto, continues to be a legal, valid and binding obligation of the undersigned, enforceable against such party in accordance with its terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity).

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

SPIRIT AEROSYSTEMS, INC.

By: /s/    Stacy Hall_________________________
Name:    Stacy Hall
Title:    Acting Treasurer

SPIRIT AEROSYSTEMS HOLDINGS, INC.

By: /s/    Stacy Hall_________________________
Name:    Stacy Hall
Title:    Acting Treasurer

SPIRIT AEROSYSTEMS INTERNATIONAL HOLDINGS, INC.

By: /s/    Joseph Boyle______________________
Name:    Joseph Boyle
Title:    Assistant Secretary

SPIRIT AEROSYSTEMS FINANCE, INC.

By: /s/    Joseph Boyle______________________
Name:    Joseph Boyle
Title:    Assistant Secretary

SPIRIT AEROSYSTEMS INVESTCO, LLC

By: /s/    Joseph Boyle______________________
Name:    Joseph Boyle
Title:    Assistant Secretary

SPIRIT AEROSYSTEMS North Carolina, Inc.

By: /s/    Joseph Boyle______________________
Name:    Joseph Boyle
Title:    Assistant Secretary

SPIRIT AEROSYSTEMS OPERATIONS INTERNATIONAL, INC.

By: /s/    Joseph Boyle______________________
Name:    Joseph Boyle
Title:    Assistant Secretary

Spirit Defense, Inc.

By: /s/    Joseph Boyle______________________
Name:    Joseph Boyle
Title:    Assistant Secretary

Bank of America, N.A.,
as Administrative Agent and Collateral Agent

By: /s/    Kevin L. Ahart______________________
Name:     Kevin L. Ahart
Title:     Vice President

BANK OF AMERICA, N.A.

By: /s/    Kenneth J. Beck
Name:    Kenneth J. Beck
Title:     Director
THE BANK OF NEW YORK MELLON

By: /s/    John T. Smathers
Name:    John T. Smathers
Title:     First Vice President
THE BANK OF NOVA SCOTIA

By: /s/    David Mahmood
Name:    David Mahmood
Title:     Managing Director THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By: /s/    Thomas J. Sterr
Name:    Thomas J. Sterr
Title:     Authorized Signatory BRANCH BANKING AND TRUST COMPANY

By: /s/    Ben Reed Barton
Name:    Ben Reed Barton
Title:     Banking Officer CALIFORNIA FIRST NATIONAL BANK

By: /s/    D.N. Lee
Name:    D.N. Lee
Title:     S.V.P. CITIBANK, N.A.,

By: /s/    Susan Manuelle
Name:    Susan Manuelle
Title:     Vice President
COMERICA BANK

By: /s/    Mark J. Leveille
Name:    Mark J Leveille
Title:     Vice President COMPASS BANK

By: /s/    Michael Dixon
Name:    Michael Dixon
Title:     Senior Vice President CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By: /s/    Alain Daoust
Name:    Alain Daoust
Title:     Authorized signatory

By: /s/    Tyler R. Smith
Name:    Tyler R. Smith
Title:     Authorized signatory FIFTH THIRD BANK

By: /s/    Mark Stapleton
Name:    Mark Stapleton
Title:     Vice President
INTRUST BANK, N.A.

By: /s/    Robert P. Harmon
Name:    Robert P Harmon
Title:     Senior Commercial Relationship Manager
MORGAN STANLEY BANK, N.A.

By: /s/    Christopher Winthrop
Name:    Christopher Winthrop
Title:     Executive Director
THE NORTHERN TRUST COMPANY

By: /s/    James Shanel
Name:    James Shanel
Title:     Vice President
ROYAL BANK OF CANADA

By: /s/    Richard C. Smith
Name:    Richard C. Smith
Title:     Authorized Signatory
THE ROYAL BANK OF SCOTLAND PLC, AS A LENDER

By: /s/    L. Peter Yetman
Name:    L. Peter Yetman
Title:     Director
SCOTIABANC INC.

By: /s/    J.F. Todd
Name:    J.F. Todd
Title:     Managing Director
U.S. BANK NATIONAL ASSOCIATION

By: /s/    Tim Landro
Name:    Tim Landro
Title:     Vice President
WELLS FARGO BANK, N.A.

By: /s/    David Ericson
Name:    David Ericson
Title:     Director